Exhibit 23.2






                         Consent of Independent Auditors



We consent to use of our report dated February 20, 2002 in Amendment No. 1 to the Registration Statement (Form S-8 No. 333-50004) and the related Prospectus of LandAmerica Financial Group, Inc.


                                                  /s/ ERNST & YOUNG LLP


Richmond, Virginia
July 8, 2002